1 CHENIERE ENERGY PARTNERS, L.P. CORPORATE PRESENTATION | March 2018 NYSE American: CQP

2 Safe Harbor Statements Forward-Looking Statements This presentation contains certain statements that are, or may be deemed to be, “forward-looking statements.” All statements, other than statements of historical or present facts or conditions, included or incorporated by reference herein are “forward-looking statements.” Included among “forward-looking statements” are, among other things: • statements regarding the ability of Cheniere Energy Partners, L.P. to pay distributions to its unitholders; • statements regarding Cheniere Energy Partners, L.P.’s expected receipt of cash distributions from its respective subsidiaries; • statements that Cheniere Energy Partners, L.P. expects to commence or complete construction of its proposed liquefied natural gas (“LNG”) terminals, liquefaction facilities, pipeline facilities or other projects, or any expansions or portions thereof, by certain dates or at all; • statements regarding future levels of domestic and international natural gas production, supply or consumption or future levels of LNG imports into or exports from North America and other countries worldwide, or purchases of natural gas, regardless of the source of such information, or the transportation or other infrastructure, or demand for and prices related to natural gas, LNG or other hydrocarbon products; • statements regarding any financing transactions or arrangements, or ability to enter into such transactions; • statements regarding any agreement to be entered into or performed substantially in the future, including any revenues anticipated to be received and the anticipated timing thereof, and statements regarding the amounts of total LNG regasification, natural gas, liquefaction or storage capacities that are, or may become, subject to contracts; • statements regarding counterparties to our and our subsidiaries’ commercial contracts, construction contracts and other contracts; • statements regarding our planned development and construction of additional Trains or pipelines, including the financing of such Trains or pipelines; • statements that our Trains, when completed, will have certain characteristics, including amounts of liquefaction capacities; • statements regarding our business strategy, our strengths, our business and operation plans or any other plans, forecasts, projections or objectives, including anticipated revenues, expenses, capital expenditures, maintenance and operating costs, run-rate SG&A estimates, cash flows, EBITDA, Adjusted EBITDA, run-rate EBITDA, distributable cash flow, and distributable cash flow per unit, any or all of which are subject to change; • statements regarding any independent engineers’ and independent market consultants’ assumptions, estimates, projections or conclusions; • statements regarding projections of revenues, expenses, earnings or losses, working capital or other financial items; • statements regarding legislative, governmental, regulatory, administrative or other public body actions, approvals, requirements, permits, applications, filings, investigations, proceedings or decisions; • statements regarding our anticipated LNG and natural gas marketing activities; and • any other statements that relate to non-historical or future information. These forward-looking statements are often identified by the use of terms and phrases such as “achieve,” “anticipate,” “believe,” “contemplate,” “develop,” “estimate,” “example,” “expect,” “forecast,” “goals,” ”guidance,” “opportunities,” “plan,” “potential,” “project,” “propose,” “subject to,” “strategy,” “target,” and similar terms and phrases, or by use of future tense. Although we believe that the expectations reflected in these forward-looking statements are reasonable, they do involve assumptions, risks and uncertainties, and these expectations may prove to be incorrect. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. Our actual results could differ materially from those anticipated in these forward-looking statements as a result of a variety of factors, including those discussed in “Risk Factors” in the Cheniere Energy Partners, L.P. Annual Report on Form 10-K filed with the SEC on February 21, 2018, which is incorporated by reference into this presentation. All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by these ”Risk Factors.” These forward-looking statements are made as of the date of this presentation, and other than as required by law, we undertake no obligation to update or revise any forward-looking statement or provide reasons why actual results may differ, whether as a result of new information, future events or otherwise. Reconciliation to U.S. GAAP Financial Information The following presentation includes certain “non-GAAP financial measures” as defined in Regulation G under the Securities Exchange Act of 1934, as amended. Schedules are included in the appendix hereto that reconcile the non-GAAP financial measures included in the following presentation to the most directly comparable financial measures calculated and presented in accordance with U.S. GAAP.

3 CHENIERE PARTNERS OVERVIEW

4 Cheniere Partners (CQP) Investment Thesis Long-term, stable, investment-grade cash flows  Long-term “take-or-pay” style commercial agreements (SPAs) with investment grade off-takers for approximately 80-95% of the expected aggregate adjusted nominal production capacity under construction or completed  Weighted average counterparty credit rating of A / A3 / A as of February 2018  $2.9B of annual third-party liquefaction fixed fees once all trains come online and SPAs begin  Sabine Pass LNG, L.P. (SPLNG) legacy regasification agreements with Chevron and Total Near-term distribution growth  2017 full year common unit distribution $1.79; full year 2018 distribution guidance of $2.00-$2.20 per common unit  Distributable cash flow guidance of $3.00-$3.20 on a run rate basis, following completion of 5 Trains and commencement of all foundation customer SPAs with Sabine Pass Liquefaction, LLC (SPL) Successful track record developing and operating assets  SPL Trains 1-4 achieved substantial completion within 17 month span, all ahead of guaranteed schedules and on budget  SPL has exported a total of ~300 cargoes or ~1,050 TBtu of LNG through February 2018  SPLNG and Cheniere Creole Trail Pipeline, L.P. (CTPL) operating since 2009 (bidirectional pipeline capabilities since 2015) Opportunities for future cash flow and distribution growth  SPL Train 6 fully permitted, estimated cost to build $500-600/ton excluding financing costs  Current land position at Sabine Pass site enables significant expansion opportunities Yielding security with projected near-term distribution growth and long-term cash flow with investment grade third-party customers Note: Distributable Cash Flow (“DCF”) is a non-GAAP measure. The definition of this non-GAAP measure is included in the appendix. We have not made any forecast of net income on a run-rate basis, which would be the most directly comparable financial measure under GAAP, and we are unable to reconcile differences between run rate DCF forecasts and net income.

5 Note: 2018 Distribution per Unit range is driven by CMI margin assumptions and production. Run rate Distributable Cash Flow per Unit (“DCF per Unit”) range driven by production. Run rate CMI margin assumed at $2.50/MMBtu, before 80/20 profit sharing split with SPL; interest rate at SPL for refinancings assumed to be 5.50%. DCF per Unit is a non-GAAP measure. The definition of this non-GAAP measure is included in the appendix. We have not made any forecast of net income on a run-rate basis, which would be the most directly comparable financial measure under GAAP, and we are unable to reconcile differences between run rate DCF per Unit forecasts and net income. Near-term distribution growth expected with line of sight to run rate distributable cash flow as Train 5 is completed and all SPAs commence at SPL $1.79 $2.00 $3.00 $2.20 $3.20 $- $0.50 $1.00 $1.50 $2.00 $2.50 $3.00 $3.50 $4.00 2017 Distribution per Unit Actual 2018 Distribution per Unit Guidance Run Rate Distributable Cash Flow per Unit Guidance Estimated CQP Distributable Cash Flow

Integrated and Complementary CQP Asset Platform



CTPL Delivery
SPL
Train 4
Train 3
Train 2
Train 1
Train 5
Train 6
CTPL Receipt
SPLNG

Liquefaction (SPL)

- Trains 1-4 have reached commercial operations
- Train 5 under construction (84.4% complete)
  - Substantial completion expected 1H 2019
- Train 6 is fully permitted and ready to be commercialized, with attractive expansion economics leveraging existing infrastructure

Creole Trail Pipeline (CTPL)

- Bi-directional 94-mile pipeline
- Interconnects with NGPL, TGPL, FGT, Bridgeline, Tetco and Trunkline
- 1,530,000 Dth/d capacity
- Operations began 2008

Regasification (SPLNG)

- 2 shipping berths
- 5 LNG storage tanks (~16.9 Bcf capacity)
- Operational regasification capacity of ~4.0 Bcf/d
- Operations began 2009

Note: Construction percentages complete as of January 31, 2018.

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SPL Cargo Destinations LNG from SPL Has Now Been Delivered to 25 Countries and Regions Across the Globe Approximately 300 Cargoes (~1,050 TBtu) Exported Sources: Cheniere Research, Kpler Note: Cumulative cargoes and volumes exported as of February 2018. 7 Santiago, Chile Cheniere Office Cheniere LNG Facility Portugal, Spain Kuwait, UAE, Pakistan India, Thailand Brazil Argentina Houston, TX Washington, DC London, U.K. Singapore Cargo Delivery Destination China, Taiwan Poland, Lithuania, Netherlands, United Kingdom Mexico Dominican Republic Italy, Malta, Egypt, Turkey, Jordan Japan, South Korea Chile Tokyo, Japan Beijing, China

CQP's Successful Execution Track Record

Recent Project Developments

Feb 2016	✓	SPL Train 1 produces first LNG
May 2016	✓	SPL Train 1 Substantial Completion
Sep 2016	✓	SPL Train 2 Substantial Completion
Nov 2016	✓	Date of First Commercial Delivery relating to SPL Train 1 under BG SPA
Mar 2017	✓	SPL Train 3 Substantial Completion
Jun 2017	✓	Date of First Commercial Delivery under Kogas SPA relating to SPL Train 3
Aug 2017	✓	Date of First Commercial Delivery under Gas Natural Fenosa SPA relating to SPL Train 2
Oct 2017	✓	SPL Train 4 Substantial Completion
Mar 2018	✓	Date of First Commercial Delivery under GAIL SPA relating to SPL Train 4

Recent Financial Developments

Feb 2016	✓	CQP closes $2.8B credit facilities to fully repay SPLNG notes / CTPL term loan (SPLNG notes repaid in November 2016)
Apr 2016	✓	Moody's upgrades SPL rating to Ba2 (Stable) from Ba3
Sep 2016	✓	S&P upgrades SPL rating to investment grade at BBB- (Stable) from BB+
Dec 2016	✓	Moody's upgrades SPL rating to Ba1 (Positive) from Ba2
Jan 2017	✓	Fitch rates SPL investment grade at BBB- (Stable)
Mar 2017	✓	SPL closes $1.35B of senior secured notes due 2028 and fully refinances SPL credit facilities due 2020
May 2017	✓	Moody's upgrades SPL to investment grade at Baa3 (Stable) from Ba1 (Positive)
Sep 2017	✓	CQP closes $1.5B senior notes due 2025 to partially repay CQP credit facilities

8
CHENIERE

CQP Organizational Structure and Debt Summary Cheniere Energy Partners, L.P. (NYSE American: CQP) Sabine Pass LNG, L.P. (SPLNG) Sabine Pass Liquefaction, LLC (SPL) Cheniere Creole Trail Pipeline, L.P. (CTPL) Note: This organizational chart is provided for illustrative purposes only, is not and does not purport to be a complete organizational chart of Cheniere. Sr Secured Credit Facilities  $1.3B Credit Facilities due 2020 CQP Debt  $1.5B Notes due 2025 (5.250%) Trains 1 - 5 Debt  $2.0B Notes due 2021 (5.625%)  $1.0B Notes due 2022 (6.250%)  $1.5B Notes due 2023 (5.625%)  $2.0B Notes due 2024 (5.750%)  $2.0B Notes due 2025 (5.625%)  $1.5B Notes due 2026 (5.875%)  $1.5B Notes due 2027 (5.000%)  $1.35B Notes due 2028 (4.200%)  $0.8B Notes due 2037 (5.000%)  $1.2B Working Capital Facility due 2020

10 BUSINESS UPDATE

Sabine Pass Liquefaction Project


Train 5
Under Construction
Train 6
Fully Permitted
Trains 1 - 4
In Operation
Existing Operational Facility
Google

Expansive Site with Significant Infrastructure

- Located in Cameron Parish, LA
- 40 ft. ship channel 3.7 nautical miles from coast
- 2 berths; 4 dedicated tugs
- 5 LNG storage tanks (~17 Bcfe of storage)
- 5.3 Bcf/d of pipeline interconnection

Liquefaction Trains 1 – 5: Fully Contracted

- Lump Sum Turnkey EPC contracts w/ Bechtel
- Trains 1-4 complete and in operation – on budget and ahead of schedule
- Train 5 under construction
  - 84.4% complete as of January 31, 2018
  - Operations estimated 1H 2019

Liquefaction Train 6: Permitted

- FID upon obtaining commercial contracts, EPC contract, and financing

Continued commitment to completing liquefaction trains on time and within budget

Adjusted nominal capacity is expected to be 4.3-4.6 mtpa per train, using ConocoPhillips' Optimized Cascade® Process.

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12 Sabine Pass Liquefaction Project Construction Progress Trains 1 through 4 in Operation, Train 5 Expected 2019 Note: Based on Guaranteed Substantial Completion Dates per EPC contract. Construction percentages complete as of January 31, 2018. DFCD Window Current Completion Schedule Progress Guaranteed Schedule Sabine Pas s 2020 June 2019 2018 2019 2012 2013 2014 2015 2016 2017 Train 1 Train 2 Train 3 Train 4 Train 5 Substantial Completion DFCD Stage 1 (Trains 1 & 2) and Stage 2 (Trains 3 & 4) complete with trains operational  All four trains completed ahead of guaranteed schedule Stage 3 (Train 5) 84.4% overall project completion  Engineering and procurement 100% complete  Construction 65.5% complete

13 Sabine Pass Liquefaction Project Execution 1 3 Trains 1 - 4 Operational Train 6 Fully Permitted Train 5 Under Construction

14 LNG Operations Transition Trains from construction to operations management safely, efficiently, and effectively Identify and incorporate lessons learned  Cross-functional team working to identify lessons learned  Implement improvements and optimize processes across trains and locations Build operational best practices to increase LNG production reliability and efficiency  Identify bottlenecks and areas of opportunity to maintain maximum performance  Execute on efficiencies to maximize production  Develop longer-term capital investment strategy to alleviate bottlenecks Adjusted nominal capacity expected to range between 4.3 and 4.6 mtpa per train Natural gas supply sourcing costs and facility use to date have averaged within allocated 115% of Henry Hub variable liquefaction fee

15 Sabine Pass Facility Sabine Pass Liquefaction Gas Supply Transportation into SPL (TBtu/day) Pipeline Contracted Capacity Total Capacity CTPL 1.530 1.530 NGPL 0.550 0.750 Transco 1.200 1.500 KMLP 0.600 1.200 Total 3.880 4.980  Diverse and redundant pipeline network has allowed SPL to reach into almost every North American supply basin  SPL’s redundancy on pipeline deliverability to the terminal provides the ability to adapt to changing market conditions and manage upstream interruptions  Nominated over 1,100 TBtu to the terminal with 99.9% scheduling efficiency  Assets in place enable effective management of changing day-to-day plant consumption related to commercial operations and commissioning; supply volumes have experienced day-over-day volatility of 250,000+ Dth/day  Storage assets and relationships with infrastructure partners have been key to managing dynamic volume requirements With four Trains in operation, SPL is the largest physical consumer of natural gas in the U.S. on a daily basis

Sabine Pass LNG



	Total Gas & Power N.A.	Chevron U.S.A. Inc.	Sabine Pass Liquefaction, LLC
Capacity Fees	1.0 Bcf/d	1.0 Bcf/d	2.0 Bcf/d
Reservation Fee	$0.28/MMBtu	$0.28/MMBtu	$0.28/MMBtu
Opex Fee	$0.04/MMBtu	$0.04/MMBtu	$0.04/MMBtu
Full-Year Payments	$124MM	$129MM	$253MM
Remaining Term	~21 years	~11 years	~18 years
Guarantor	Total S.A.	Chevron Corp.	NA
Guarantor Credit Rating(4)	A+/Aa3/AA-	AA-/Aa2/NR	NA
Payment Start Date	April 2009	July 2009	May 2016
Payment End Date	March 2039(1)	June 2029	May 2036

- Operational regasification capacity of ~4.0 Bcf/d
- Aggregate LNG storage capacity of ~16.9 Bcfe
- Total and Chevron have each reserved ~1.0 Bcf/d of regasification capacity and make monthly capacity payments aggregating ~$250 million per year
- The remaining 2.0 Bcf/d of capacity has been reserved under a TUA with SPL

SPLNG provides the storage and berths required for SPL to operate

(1) SPL intends to exercise its right under the Partial Assignment Agreement with Total to extend the initial term of the Total TUA by a period of 10 years. This right begins at commercial operability of Train 5.

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CHENIERE

Creole Trail Pipeline



Cheniere Creole Trail Pipeline
Gulf Coast Markets
Northeast Markets
Southeast Markets
Midwest / Great Lakes Markets
Connects with Henry Hub
Future
Gillis Station
(reverse flow)
TETCO
Trunkline
Transco
New compressor station
Mamou Station
- ANR
- PPEC
- Texas Gas
- Columbia Gulf
Johnson Bayou
(delivery only)
NGPL
Bridgeline
Transco
Tennessee
Florida Gas
Henry Hub
Sabine Pass LNG Terminal
Gulf of Mexico

SPL Firm Transportation Service Agreement

Capacity	1,530,000 Dth/d
Rate per Dth	$0.1462
Full-Year Payments	~$80MM
Remaining Term	~18 years
Payment Start Date	May 2016
Payment End Date	May 2036

- ~94-mile pipeline which interconnects the SPL terminal with a number of large interstate pipelines including NGPL, Transco, TGPL, FGT, Bridgeline, Tetco, and Trunkline
- Fully contracted through firm transportation agreement with SPL
- Placed in service in April 2008, with bidirectional capabilities completed in 2015

CTPL provides 1.5 Bcf/d of the total 3.9 Bcf/d contracted inlet capacity into SPL

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18 LNG MARKET OUTLOOK

19 Demand Growth Points to Approaching Supply Gap Source: Cheniere Research, Kpler (1) Includes Norway’s production (4) (2) - 2 4 6 8 10 12 14 Ch in a K o re a T u rk e y S p a in Fr a n c e P a k is ta n Ita ly P o rt u g a l T a iwa n J a p a n T h a ila n d M e x ic o G re e c e M a la y s ia P o la n d S in g a p o re T h e N e th e rla n d s M a lta In d ia Is ra e l J a m a ic a Dom. R e p u b lic Ca n a d a Br a z il Swe d e n F in la n d J o rd a n B e lg iu m Norw a y Co lo m b ia Ch ile Ar g e n tin a L ith u a n ia U S K u wa it In d o n e s ia P u e rt o R ic o UA E E g y p t U K mtpa 2017 Incremental LNG Demand by Country and Region  China and Pakistan, among others, continue to build on the momentum gained in 2016 • With an incremental 12.6 mtpa of LNG use in 2017, China absorbed 42% of the global supply growth, despite the increase in indigenous production  Europe’s domestic(1) gas production expected to decline by more than 40% by 2030 Structural Changes Impacting Consumption Patterns in Asia and Europe Support LNG Demand Growth 0 1 2 3 4 5 6 MT Australia Incremental Supply 4Q Chinese Demand Absorbed Over 60% of Incremental Supply in Q4'17 vs. Q3'17 US Others China Incremental 4Q Demand 61%

20 Investment Slowdown to Pressure LNG Expansion Source: Cheniere Research, Wood Mackenzie Asian Spot Prices Sustained a Three Year Premium This Winter But LNG Maintained Competitiveness Against Liquid Fuels Slowdown in FIDs Since 2014. But Cheniere Well Placed As Market Turns $0 $2 $4 $6 $8 $10 $12 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec $/MMBtu Asia Spot LNG Prices vs. Brent Prices 2016 Asia Spot 2017 Asia Spot 2017 Brent 14.5% Brent 2015 Asia Spot 0 10 20 30 40 50 2 0 0 4 2 0 0 5 2 0 0 6 2 0 0 7 2 0 0 8 2 0 0 9 2 0 1 0 2 0 1 1 2 0 1 2 2 0 1 3 2 0 1 4 2 0 1 5 2 0 1 6 2 0 1 7 Other Aus US Qatar FIDs per annum (total volume) mtpa Qatar Hiatus Australia US Hiatus $0 $2 $4 $6 $8 $10 $12 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec $/MMBtu Asia Spot LNG Prices vs. Brent Prices 2016 Asia Spot 2017 Asia Spot 2017 Brent Equiv. 14.5% Brent 2015 Asia Spot

21 STRATEGIC ADVANTAGES AND GROWTH

22 Leveraging Infrastructure and Expertise Leverage Existing Infrastructure to Enable Competitive, Incremental Liquefaction Capacity Able to leverage existing network to supply incremental gas to feed additional trains • Significant investment in infrastructure – firm pipeline transportation capacity on 4 pipeline systems sufficient to supply SPL gas needs and provide redundancy • Early mover advantage – difficult and costly to replicate Control of significant gas infrastructure • Supply diversity through access to key basins • Procurement redundancy to ensure plant reliability • Access to gas storage to manage varying production levels and unplanned outages Premier LNG provider with proven track record and economies of scale • Over $20 billion of project capital raised • Project execution ahead of schedule and within budget • Experienced workforce Uniquely able to leverage existing infrastructure and add incremental liquefaction capacity • Site • Utilities • Marine Facilities • Pipeline • O&M Infrastructure Sabine Pass Facility

23 -10 0 10 20 30 40 50 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 mtpa LNG Capacity FID Incremental LNG Supply Forecast Source: Cheniere interpretation of Wood Mackenzie data Note: 2017 FID includes Coral FLNG (3.4 mtpa).  LNG projects have long lead times from sanction to first LNG – generally 4-6 years  Long lead time to new supply means that in a tight market without sufficient FIDs, supply could take multiple years to adjust Elevated Rate of FIDs Low Rate of FIDs Low Rate of FIDs? Elevated Rate of FIDs FID slowdown started in 2014 - setting up a tightening cycle post- 2020 Cheniere Partners’ Speed To Market Advantage Cheniere Partners ideally positioned with SPL Train 6 fully permitted (~4.5 mtpa)

24 FINANCIAL UPDATE

25 4Q and Full Year 2017 Financial Highlights Note: Adjusted EBITDA is a non-GAAP measure. A reconciliation to Net loss attributable to common stockholders, the most comparable U.S. GAAP measure, is included in the appendix. $612 $1,512 4Q 2017 FY 2017 Adjusted EBITDA ($ in millions, volumes in TBtu) $1,518 $4,304 4Q 2017 FY 2017 Revenues 245 683 7 51 4Q 2017 FY 2017 LNG Volumes Exported Operational Commissioning  Adjusted EBITDA of over $1.5 billion for FY 2017  More than 200 LNG cargoes exported from Sabine Pass in 2017  Approximately 300 cumulative cargoes exported as of February 2018  2018 distribution guidance $2.00-$2.20 per unit

26 CQP Balance Sheet Management  SPL rated investment grade by all three major credit ratings agencies  Target strong high yield ratings (BB / Ba) for CQP debt  No additional debt required to complete 5-Train platform at SPL  Back-end equity contribution of ~$2.5B in process and expected to be financed fully via retained cash flows at SPL from Trains in operation  Successful maturity profile progression continues  Refinanced SPL credit facilities, Sabine Pass LNG, and Creole Trail in full and began refinancing CQP credit facilities; no maturities until 2020  Align maturities with expected cash flows $1.7 $0.4 $0.4 $4.6 $5.0 $2.0 $1.0 $1.5 $2.0 $2.0 – $1.0 $2.0 $3.0 $4.0 $5.0 $6.0 SPLNG - Senior Notes CTPL - Term Loan SPL - Credit Facilities SPL - Senior Notes $1.1 $2.0 $1.0 $1.5 $2.0 $2.0 $1.5 $1.5 $1.3 5 $0.8 $3.5 $1.5 – $1.0 $2.0 $3.0 $4.0 $5.0 $6.0 CQP - Credit Facilities CQP - Senior Notes SPL - Senior Notes CQP / SPL Debt Maturity Profile Progression: YE 2015 to Today Today YE 2015 Note: $ in billions. Excludes SPL Working Capital Facility.

27 APPENDIX

Reconciliation to Non-GAAP Measures

Regulation G Reconciliations

In addition to disclosing financial results in accordance with U.S. GAAP, the accompanying news release contains non-GAAP financial measures. Adjusted EBITDA, Distributable Cash Flow and Distributable Cash Flow per Share are non-GAAP financial measures that we use to facilitate comparisons of operating performance across periods. These non-GAAP measures should be viewed as a supplement to and not a substitute for our U.S. GAAP measures of performance and the financial results calculated in accordance with U.S. GAAP and reconciliations from these results should be carefully evaluated.

Adjusted EBITDA represents net income (loss) attributable to Cheniere before net income (loss) attributable to the non-controlling interest, interest, taxes, depreciation and amortization, adjusted for certain non-cash items, other non-operating income or expense items, and other items not otherwise predictive or indicative of ongoing operating performance, as detailed in the following reconciliation. Adjusted EBITDA is not intended to represent cash flows from operations or net income (loss) as defined by U.S. GAAP and is not necessarily comparable to similarly titled measures reported by other companies.

We believe Adjusted EBITDA provides relevant and useful information to management, investors and other users of our financial information in evaluating the effectiveness of our operating performance in a manner that is consistent with management's evaluation of business performance. We believe Adjusted EBITDA is widely used by investors to measure a company's operating performance without regard to items such as interest expense, taxes, depreciation and amortization which vary substantially from company to company depending on capital structure, the method by which assets were acquired and depreciation policies. Further, the exclusion of certain non-cash items, other non-operating income or expense items, and items not otherwise predictive or indicative of ongoing operating performance enables comparability to prior period performance and trend analysis.

Adjusted EBITDA is calculated by taking net income (loss) attributable to common stockholders before net income (loss) attributable to non-controlling interest, interest expense, net of capitalized interest, changes in the fair value and settlement of our interest rate derivatives, taxes, depreciation and amortization, and adjusting for the effects of certain non-cash items, other non-operating income or expense items, and other items not otherwise predictive or indicative of ongoing operating performance, including the effects of modification or extinguishment of debt, impairment expense, changes in the fair value of our commodity and foreign exchange currency ("FX") derivatives and non-cash compensation expense. We believe the exclusion of these items enables investors and other users of our financial information to assess our sequential and year-over-year performance and operating trends on a more comparable basis and is consistent with management's own evaluation of performance.

Distributable Cash Flow is defined as net income, adjusted for certain non-cash items, less maintenance capital expenditures. Non-cash items include depreciation, depletion and amortization, non-cash compensation expense, gains and losses on disposals of assets, the allowance for equity funds used during construction, unrealized gains and losses on commodity risk management activities, non-cash impairment charges, losses on extinguishments of debt and deferred income taxes. Unrealized gains and losses on commodity risk management activities includes unrealized gains and losses on commodity derivatives and inventory fair value adjustments (excluding lower of cost or market adjustments).

Distributable Cash Flow per Share is calculated by dividing Distributable Cash Flow by the weighted average number of common shares outstanding.

We believe Distributable Cash Flow is a useful performance measure for management, investors and other users of our financial information to evaluate our performance and to measure and estimate the ability of our assets to generate cash earnings after servicing our debt, paying cash taxes and expending sustaining capital, that could be used for discretionary purposes such as distributions, stock repurchases, retirement of debt, or expansion capital expenditures. Management uses this measure and believes it provides users of our financial statements a useful measure reflective of our business's ability to generate cash earnings to supplement the comparable GAAP measure. Distributable Cash Flow is not intended to represent cash flows from operations or net income (loss) as defined by U.S. GAAP and is not necessarily comparable to similarly titled measures reported by other companies.

Non-GAAP measures have limitations as an analytical tool and should not be considered in isolation or in lieu of an analysis of our results as reported under GAAP, and should be evaluated only on a supplementary basis.

Adjusted EBITDA

The following table reconciles our Adjusted EBITDA to U.S. GAAP results for the three and twelve months ended December 31, 2017 and 2016 (in millions):

	Three Months Ended December 31,		Year Ended December 31,	
	2017	2016	2017	2016
Net income (loss)	$ 374	$ 86	$ 490	$ (171)
Interest expense, net of capitalized interest	177	128	614	357
Loss on early extinguishment of debt	—	18	67	72
Derivative gain, net	(6)	(32)	(4)	(6)
Other income	(5)	(1)	(11)	(2)
Income from operations	$ 540	$ 199	$ 1,156	$ 250
Adjustments to reconcile income from operations to Adjusted EBITDA:				
Depreciation and amortization expense	100	64	339	156
Loss (gain) from changes in fair value of commodity derivatives, net	(28)	(61)	17	(41)
Adjusted EBITDA	$ 612	$ 202	$ 1,512	$ 365

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CHENIERE

29 CHENIERE ENERGY PARTNERS, L.P. INVESTOR RELATIONS CONTACTS Randy Bhatia Vice President, Investor Relations – (713) 375-5479, randy.bhatia@cheniere.com Megan Light Manager, Investor Relations – (713) 375-5492, megan.light@cheniere.com